Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill [Abstract]
Goodwill

20. GOODWILL

As at December 31,	2018	2017
Carrying Value, Beginning of Year	2,272	242
Goodwill Recognized on Acquisition (Note 9)	-	2,030
Carrying Value, End of Year	2,272	2,272

As at December 31, 2018 and 2017, the carrying amount of goodwill was associated with the Company’s Primrose (Foster Creek) CGU and Christina Lake CGU was $1,171 million and $1,101 million, respectively.

For the purposes of impairment testing, goodwill is allocated to the CGU to which it relates. The assumptions used to test Cenovus’s goodwill for impairment as at December 31, 2018 are consistent to those disclosed in Note 10.